UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 15, 2010

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry Into a Material Definitive Agreement.

            (a)        On April 15, 2010, Image Sensing Systems, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wedbush Securities Inc. and Craig-Hallum Capital Group LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), relating to the public offering, issuance and sale of 798,000 shares of the Company’s common stock, $0.01 par value per share.  The public offering price is $12.25 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of approximately $11.33 per share.

The offering is being made pursuant to the Company’s effective shelf Registration Statement on Form S-3 (Registration No. 333-162810) previously filed with the Securities and Exchange Commission.  On April 16, 2010, the Company filed with the Securities and Exchange Commission a prospectus supplement relating to the issuance and sale of the shares.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Section 8 – Other Events

Item 8.01.   Other Events.

On April 16, 2010, the Company issued a press release announcing the pricing of the public offering.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(d)        Exhibits.  The following documents are filed as exhibits to this Current Report on Form 8-K:

Exhibit
No.	Description
1.1	Underwriting Agreement by and among Image Sensing Systems, Inc., Wedbush Securities Inc. and Craig-Hallum Capital Group LLC dated April 15, 2010.
5.1	Opinion of Winthrop & Weinstine, P.A.
23.1	Consent of Winthrop & Weinstine, P.A. (included in Exhibit 5.1).
99.1	Press Release of Image Sensing Systems, Inc. dated April 16, 2010.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date: April 15, 2010
	By	/s/ Gregory R. L. Smith
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit
No.	Description
1.1	Underwriting Agreement by and among Image Sensing Systems, Inc., Wedbush Securities Inc. and Craig-Hallum Capital Group LLC dated April 15, 2010.
5.1	Opinion of Winthrop & Weinstine, P.A.
23.1	Consent of Winthrop & Weinstine, P.A. (included in Exhibit 5.1).
99.1	Press Release of Image Sensing Systems, Inc. dated April 16, 2010.

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